UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2015

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 South Pennsylvania Avenue,

Oklahoma City, Oklahoma 73107

Registrant’s telephone number, including area code: (405) 235-4546

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Executive Officer

As previously disclosed in its Current Report on Form 8-K filed on September 4, 2015, LSB Industries, Inc. (the “Company”) appointed director Daniel D. Greenwell to serve as interim Chief Executive Officer. On December 22, 2015, the Company appointed Mr. Greenwell to serve as President and Chief Executive Officer. Mr. Greenwell does not have any family relationships with any of the Company’s directors or executive officers nor is he a party to or have a material interest in any transactions of the type listed in Item 404(a) of Regulation S-K.

It is anticipated that the Company will enter into a new employment agreement with Mr. Greenwell, the terms of which have yet to be determined. Upon execution of such employment agreement, the Company will provide the additional information required under Item 5.02 in a subsequent amendment to this Current Report on Form 8-K. Mr. Greenwell will continue to serve as a member of the Board of Directors of the Company (the “Board”).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On December 22, 2015, the Board adopted and approved the Seventh Amendment (the “Seventh Amendment”) to the Amended and Restated Bylaws of the Company, dated August 20, 2009 (as amended, the “Bylaws”). The Seventh Amendment allows the Board to set the annual meeting date on such date and at such time as designated by the Board instead of on the last Tuesday in June of each year as previously required in the Bylaws.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amendment, a copy of which is filed as Exhibit 3(ii) hereto and incorporated by reference herein.

Item 7.01 Regulation FD

On December 29, 2015, the Company issued a press release announcing the appointment of Mr. Greenwell as President and Chief Executive Officer. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information contained in Item 7.01 and Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3(ii)	Seventh Amendment to the Amended and Restated Bylaws of LSB Industries, Inc., dated as of December 22, 2015.

99.1	Press Release, dated December 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2015

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name:	Mark T. Behrman
Title:	Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3(ii)	Seventh Amendment to the Amended and Restated Bylaws of LSB Industries, Inc., dated as of December 22, 2015.

99.1	Press Release, dated December 29, 2015